SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

SUPPLEMENT DATED JANUARY 14, 2005

TO PROSPECTUS DATED NOVEMBER 26, 2004

The Board of Directors of Smith Barney Managed Governments Fund Inc. (the “Fund”) has approved, subject to shareholder approval, a change in the Fund’s investment objective from “high current income consistent with liquidity and safety of capital” to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” If shareholders approve the new investment objective, the Fund will adopt revised investment policies under which it will invest primarily in investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, and will be permitted to invest up to 20% of its assets in bonds rated below investment grade (commonly known as “junk bonds”) and in non-U.S. dollar denominated bonds, of which no more than 10% of the Fund’s assets could be invested in fixed income securities of emerging market issuers. The fund will normally maintain an average portfolio duration of between three to six years. In addition, the Fund’s name will be changed to “Smith Barney Core Plus Bond Fund Inc.” and its performance benchmark will be changed to the Lehman Aggregate Bond Index, a composite of intermediate-term, U.S. investment grade corporate, mortgage and U.S. Treasury securities. The Board further approved a change in the Fund’s management fees such that the Fund’s aggregate fees for advisory and administration services will decline from 0.65% of average daily net assets to 0.60% of the Fund’s average daily net assets in excess of $500 million. The Fund’s current management fee schedule reduces fees when average daily net assets reach $1 billion.

In connection with the proposed change in the Fund’s investment objective, the Board has approved, subject to shareholder approval, a proposed Subadvisory Agreement between Smith Barney Fund Management LLC (“SBFM”), the Fund’s manager, and Citigroup Asset Management Limited (“CAM Limited”), an indirect, wholly owned subsidiary of Citigroup Inc. If the proposed change in the Fund’s investment objective and the proposed Subadvisory Agreement are approved by the Fund’s shareholders, CAM Limited will manage the Fund’s assets invested in non-U.S. dollar denominated debt securities of non-U.S. issuers and engage in currency transactions for the Fund. SBFM, not the Fund, will pay a fee to CAM Limited for its sub-advisory services.

The Fund will mail proxy materials describing the proposals, on or about February 2, 2005, to shareholders of record as of January 14, 2005 in anticipation of a special meeting of shareholders expected to be held on or about March 11, 2005. If shareholders approve the proposals, it is anticipated that the proposals and policies will be implemented for the Fund and the Subadvisory Agreement with CAM Limited will go into effect on or about March 18, 2005.

If shareholders approve the new investment objective, as a result of its new investment policies the Fund will assume the additional risks of investment in high yield and non-U.S. dollar debt, such as the higher risks of default by high yield bond and emerging market issuers, the risks of currency fluctuation, the risk that there is less information available about foreign issuers and the risk that high yield and non-U.S. dollar debt may be more difficult to value.

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